SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2007

                         FIRST FEDERAL BANKSHARES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-25509                  42-1485449
  -----------------            ----------------------      ---------------
(State or Other Jurisdiction)   (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


329 Pierce Street, Sioux City, Iowa                             51101
-----------------------------------                             -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
            ------------

     On July 25, 2007, First Federal Bankshares, Inc. (the "Company") announced First Federal Bank, the Company's principal operating subsidiary, will change its name to "Vantus Bank," effective September 4, 2007. A press release providing details of the name change is included as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit.

               99 Press release dated July 25, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST FEDERAL BANKSHARES, INC.



DATE: July 25, 2007                 By:    /s/ Michael W. Dosland
                                           -----------------------------------
                                           Michael W. Dosland
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.                       Description
         ----------                        -----------
            99                  Press Release of First Federal Bankshares, Inc.

                                   EXHIBIT 99

                 PRESS RELEASE OF FIRST FEDERAL BANKSHARES, INC.